SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 April 21, 2003
                Date of Report (Date of earliest event reported)


                            Valmont Industries, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                             0-3701                    47-0351813
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)



                                One Valmont Plaza
                              Omaha, Nebraska 68154
               (Address of principal executive offices) (Zip Code)


                          (402) 963-1000 (Registrant's
                     telephone number, including area code)


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Item 7. Financial Statement and Exhibits.

        Exhibit 99.1     Press Release.



Item 9. Regulation FD Disclosure; Item 12. Disclosure of Results of Operations and Financial Condition.

     Valmont Industries, Inc. issued a press release on April 21, 2003 with earnings information on the company's quarter ended March 29, 2003. The press release is furnished with this Form 8-K as Exhibit 99.1.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Valmont Industries, Inc.

Date:  April 21, 2003
                                                 By:  /s/ Terry J. McClain
                                                      ----------------------
                                                      Terry J. McClain
                                                      Senior Vice President and
                                                      Chief Financial Officer